Exhibit 3.3

NUMBER

urban-gro®

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

AUTHORIZED: 100,000,000 COMMON SHARES,
$0.001 PAR VALUE PER SHARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of

urban-gro Inc.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

PRESIDENT

urban-gro Inc.
CORPORATE
SEAL
Colorado

SECRETARY

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209

By ____________________
Transfer Agent and Registrar Authorized Officer

001

© Mountain Financial Print & Design, LLC

urban-gro-Inc.

CORPORATE STOCK TRANSFER,INC.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT/TRANS MIN ACT –		CUSTODIAN
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts/Transfers to Minors Act
survivorship and not as tenants in common
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, _____________________________________________________________ hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                                              Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                               Attorney to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated: ___________20__,

	Signature:	X
Signature(s) Guaranteed:
	Signature:	X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockholders,Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.